UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 16, 2018 (November 12, 2018)

CUMBERLAND PHARMACEUTICALS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 255-0068
Registrant's telephone number, including area code:

Not Applicable
____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 12, 2018, Cumberland Pharmaceuticals Inc. (the “Company” or “Cumberland”) completed the purchase (the “Transaction”) described in the previously announced Asset Purchase Agreement dated November 1, 2018 (the “Agreement”) with Theravance Biopharma Ireland Limited and Theravance Biopharma US, Inc. (collectively, “Sellers,” and each a direct or indirect wholly-owned subsidiary of Theravance Biopharma, Inc. (“Theravance”)), pursuant to which the Company acquired from Sellers assets related to the manufacture, marketing and sale of Theravance’s proprietary antibiotic, VIBATIV® (telavancin) (“VIBATIV” or the “Product”). Under the terms of the agreement, Cumberland assumed full responsibility for the product including its marketing, distribution, manufacturing and regulatory activities.

Upon closing the Transaction, Cumberland paid an initial payment of $20 million to Sellers. Cumberland used funds from its Revolving Credit Loan with Pinnacle Bank to fund the initial payment. The remainder of the purchase price will be paid to Sellers through a $5 million additional payment in early 2019 and tiered royalties up to 20% on future U.S. net sales of the Product.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Agreement, which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
Any financial statements to be filed in response to this Item 9.01(a) with respect to the transactions described in Item 2.01 will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information
Any pro forma financial information to be filed in response to this Item 9.01(b) with respect to the transactions described in Item 2.01 will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.
(d) Exhibits

Exhibit No.	Description

2.1+*	Asset Purchase Agreement, dated November 1, 2018, by and among Cumberland Pharmaceuticals Inc., Theravance Biopharma Ireland Limited, and Theravance Biopharma US, +*
+        Confidential treatment has been requested for portions of this exhibit.
*        Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the U.S. Securities and Exchange Commission upon request, provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: November 16, 2018	By: /s/ Michael Bonner

Name: Michael Bonner
Title: Chief Financial Officer